                                                                    EXHIBIT 10.2


THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.


                       MARCUM NATURAL GAS SERVICES, INC.

          WARRANT FOR THE PURCHASE OF 200,000 SHARES OF COMMON STOCK,
                            $.01 PAR VALUE PER SHARE


No. 1

                 THIS CERTIFIES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, National Securities Corporation (the "Holder") is entitled to subscribe for and purchase from Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing on the date hereof (March 13, 1998) (the "Effective Date") and expiring at 5:00 p.m. New York time on March 13, 2003 or earlier as described below in Section 1(d) (the "Exercise Period"), 200,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at a price (the "Exercise Price") per share of Common Stock as described below. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. As used herein, the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof.


                 The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

                 1. (a) Subject to the provisions of Section 2, this Warrant may be exercised during the Exercise Period, as to all or any portion of the Warrant Shares which have vested pursuant to the schedule set forth below in Section 1(b), by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at its office at 1675 Broadway, Suite 2150, Denver, Colorado 80202, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price"). Alternatively, for as long as the Common Stock is publicly traded on a national stock exchange or listed in a national stock quotation system, this Warrant may be exercised in the manner set forth in the preceding sentence by surrendering this Warrant in exchange for the number of Warrant Shares equal to the product of (x) the number of shares of Common Stock as to which this Warrant is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the shares of Common Stock minus the Exercise Price of the shares of Common Stock and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 1, Market Price shall be calculated as the average of the Market Price for each of the twenty (20) trading days immediately preceding the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to this Section 1 (the "Notice Date"). As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing sale price as furnished by the NASD through The Nasdaq Stock Market, Inc. ("Nasdaq") or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                                  (b)  The warrants shall vest in four 50,000
warrant tranches (each, a "Tranche"). The first Tranche shall vest as of the Effective Date (March 13, 1998) and shall become exercisable six months from the Effective Date (September 13, 1998). The Exercise Price for the first Tranche shall be $1.107 per share.

                                  (c)  The remaining three Tranches shall vest
based upon the closing price of the Common Stock, as reported on Nasdaq, achieving or exceeding the stock price trigger (the "Trigger") for each of the remaining Tranches for at least twenty (20) consecutive trading days (the last day of which shall be the vesting date for such Tranche) occurring on or after the Effective Date. Each of the remaining three Tranches shall become exercisable six (6) months following the date in which its Trigger is achieved. Two or more Tranches may vest on the same date. For each of the remaining three Tranches, the Exercise Price shall equal the Trigger. The number of Warrants vesting and the Exercise Price and Triggers for each of the remaining three Tranches shall be as follows:

                 Number of Warrants Vested           Exercise Price and Trigger
                 -------------------------           --------------------------
                          50,000                     $1.50 per share

                          50,000                     $2.00 per share

                          50,000                     $2.50 per share


Any Warrants which have not vested as of the earlier of (i) March 13, 2000 and
(ii) the date that the Financial Advisory and Consulting Agreement, dated March 13, 1998, between the Company and the Holder shall be terminated, shall expire without vesting and shall be unexercisable.

                          (d)  The Warrants shall expire and become
unexercisable on the earlier of the following: (i) March 13, 2003; (ii) six (6) months following the date upon which the employment with the Holder of both Gregg D. Pollack ("Pollack") and Brian Friedman ("Freidman") is terminated (the "Employment Expiration"); or (iii) six (6) months following the date upon which both Pollack and Friedman discontinue serving as the Holder's primary contacts with the Company ("Change of Contact"). The Company, in its sole discretion, may agree to waive the Employment Expiration or to substitute one or more of the contacts applicable to the Change of Contacts.

                 2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five (5) business days after each such exercise of this Warrant and receipt by the Company of this Warrant, the Election to Exercise and the Aggregate Exercise Price, the

Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

                 3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the general counsel of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and any applicable state securities laws and the rules and regulations thereunder.

                 4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the required documentation, properly signed, and the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

                 5. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                          (a)     In case the Company shall (i) declare a
dividend or make a distribution on its outstanding shares of Common Stock, in each case, in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that after such event the Exercise Price shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                          (b)     Upon each adjustment of the Exercise Price
pursuant to the provisions of this Section 5, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Warrant shall be adjusted so that after the event necessitating the adjustment to the Exercise Price, the number of Warrant Shares into which this Warrant shall be exercisable shall be equal to the nearest number of whole shares of Common Stock determined by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                          (c)     For the purpose of this Warrant, the term
"Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                          (d)     In case of any consolidation of the Company
with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of this Warrant shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 5. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                          (e)     No adjustment in the Exercise Price or the
number of Warrant Shares shall be required if such adjustment is less than one-tenth of one percent (0.1%) of such Exercise Price or number of Warrant Shares; provided, however, that any adjustments which by reason of this Section 5(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one-tenth of one cent ($0.001) and one-thousandth of one share (.001).

                          (f)     In any case in which this Section 5 shall
require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after the record date, the Warrant Shares, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment.

                          (g)     Whenever there shall be an adjustment as
provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable upon the exercise of this Warrant if such Warrant were exercisable on the date of such notice, and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                 6.       In case at any time the Company shall propose

                          (a)     to pay any dividend or make any distribution
on shares of Common Stock in shares of Common Stock or make any other distribution in excess of five percent (5%) of the Market Price of the Common Stock (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                          (b)     to issue any rights, warrants, or other
securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

                          (c)     to effect any reclassification or change of
outstanding shares of Common Stock, or any consolidation or merger, described in Section 7; or

                          (d)     to effect any liquidation, dissolution, or
winding-up of the Company,

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the

Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

                 7. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                 8. (a) If, at any time during the Exercise Period on or after September 13, 1998, the Company proposes to register any of its securities under the Act (other than on a Form S-4 or a Form S-8 or successor form thereto), it will give written notice by registered mail, at least fifteen
(15) days prior to the filing of each such registration statement, to the Holders of this Warrant or the Warrant Shares of its intention to do so. If any of the Holders of this Warrant or the Warrant Shares notify the Company within fifteen (15) days after mailing of any such notice of its or their desire to include any Warrant Shares in such registration statement, the Company shall afford such Holders the opportunity to have any such Warrant Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in its opinion the number of Warrant Shares requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by persons and entities that have demand registration rights, (c) third, the Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among those persons having registration rights similar those set forth in this Section 8 who requested such registration, and (d) fourth, other securities requested to be included in such registration. Notwithstanding the provisions of this Section 8, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 8(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

                          (b)  At any time during the Exercise Period on or
after September 13, 1998, the Holder shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, an appropriate registration statement as selected by the Company and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holder, in order to comply with the provisions of the Act, so as to permit a public offering and sale of Warrant Shares by the Holder. The Company shall use its commercially reasonable efforts to have such registration statement filed with and declared effective by the Commission within one hundred twenty (120) days of receipt of the notice from the Holder. If the Holder intends for the public offering covered by its demand request to occur by means of an underwriting, it shall so advise the Company as a part of its demand request, and the managing underwriter of such underwritten public offering shall be selected by the Holder and shall be reasonably acceptable to the Company. The Company shall be entitled to include in any registration statement filed pursuant to this Section 8(b) additional shares of Common Stock for its own account and for the account of its other security holders. If the managing underwriter advises the Company in writing that the inclusion of any or all such additional shares of Common Stock would materially adversely affect the marketing of the public offering of the Warrant Shares, then the Company shall not be entitled to include such additional shares of Common Stock in any such registration statement to the extent the managing underwriter advises. Notwithstanding the provisions of this Section 8(b), the Company shall have the right to delay or suspend the filing of a registration statement for up to 90 days from the time the filing thereof would otherwise be required under this Section 8(b) if, in the good faith determination of the Company's board of directors, such registration would be seriously detrimental to the Company and its stockholders or would materially adversely affect the business, affairs, properties, financial condition, results of operations or prospects of the Company or any pending or proposed acquisition, merger, reorganization, recapitalization or other transaction or public offering of the Company's securities, or would require premature disclosure thereof not in the best interests of the Company; provided, however, that the Company shall not be entitled to exercise this right more than once.

                          (c)  It shall be a condition precedent to the
obligation of the Company hereunder to register the Warrant Shares under this
Section 8 that the holder thereof furnish to the Company and the managing underwriter such information regarding itself, the intended method of disposition of such Warrant Shares and such other information as the Company or the managing underwriter shall from time to time reasonably request and that shall be reasonably required to effect the registration of the Warrant Shares.

                          (d)  The holder of the Warrant Shares shall pay all
underwriting and brokerage fees, discounts and commissions related to the sale of the Warrant Shares in a public offering registered pursuant to the provisions of this Section 8, together with the fees and expenses of any separate counsel, accountants and other advisors retained by the Holder in connection with the offering. All other fees, costs and expenses incurred in connection with any registration of such public offering including, but not limited to, all federal and state registration, qualification, filing fees, printing and document distribution costs and expenses, fees and disbursements of the Company's counsel, accountants and other experts, Nasdaq additional listing fees, transfer fees, exchange fees, fees of transfer agents and registrants shall be borne as follows: (i) if pursuant to a demand registration under Section 8(b), the Company shall bear the first $10,000 of such costs, fees and expenses, and the Holder shall bear the difference, except that the Company shall also bear its proportionate share of any such costs, fees and expenses to the extent it includes additional shares of Common Stock in such registration, and (ii) if pursuant to a piggyback registration under Section 8(a), by the Company.

                 9. Unless registered as contemplated by Section 8 hereof, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following, or a substantially similar, legend:

                          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. SUCH SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A WARRANT, DATED MARCH 13, 1998, A COPY OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

                 10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

                 11. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                 12. Neither this Warrant nor, unless registered as contemplated by Section 8 hereof, the Warrant Shares issuable upon exercise of this Warrant, may be offered, sold, assigned, hypothecated or otherwise transferred, in whole or in part, except (i) to the officers, directors, shareholders or employees of the Holder, (ii) by will or the laws of descent and distribution as a result of the death of any permitted transferee, or (iii) to any successor to the business of the Holder. In addition, neither this Warrant nor, until registered as contemplated by Section 8 hereof, any Warrant Shares issued upon exercise of this Warrant, may be pledged, offered, sold, assigned, hypothecated or otherwise transferred until (i) a registration statement with respect thereto has been filed and become effective under the Act and under the applicable state securities laws, or (ii) the Company has received an opinion of counsel to the Company or counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be pledged, offered, sold, assigned, hypothecated or transferred without an effective registration statement under the Act and applicable state securities laws. It shall be a condition to the transfer of this Warrant and any Warrant Shares that any transferee hereof or thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

                 13. The Holder and each transferee of this Warrant or of the Warrant Shares issuable upon the exercise of this Warrant, by their acceptance of this Warrant or of any Warrant Shares, each hereby represents and warrants that this Warrant and the Warrant Shares issuable upon exercise of this Warrant are being acquired or will be acquired for investment purposes for the account of the holder of such securities with no intention of a sale, transfer or other distribution that is not in compliance with the Act and applicable state securities laws.

                 14. The Company shall not be required to issue any fraction of a share of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of this Warrant, the Company shall, in lieu of issuing such fractional interest, pay to the Holder an amount of cash equal to such fraction multiplied by the Market Price of a share of Common Stock as of the trading date preceding the date of exercise.

                 15. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.



Dated: March 13, 1998

                                       MARCUM NATURAL GAS SERVICES, INC.


                                       By: /s/ A. BRADLEY GABBARD
                                          ------------------------------------
                                          Name:  A. Bradley Gabbard
                                          Title: Executive Vice President

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

                 FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, no par value per share, of Marcum Natural Gas Services, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ______________________________________________ attorney to transfer such
Warrant on the books of the Company, with full power of substitution.

Dated:
      --------------------

                                        Signature
                                                 ----------------------------


Signature Guaranteed:



                                     NOTICE


                 The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:   Marcum Natural Gas Services, Inc.
      1675 Broadway, Suite 2150
      Denver, Colorado 80202



                              ELECTION TO EXERCISE


                 The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith [in the amount of $_________] [in the form of ________ number of Warrant Shares] in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:


                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------
                    (Print Name, Address and Social Security
                         or Tax Identification Number)

      and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


      Dated:                              Name
            ---------------                   --------------------------------
                                              (Print)

      Address:
              ----------------------------------------------------------------




                                           -----------------------------------
                                           (Signature)